                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (date of earliest event reported): October 5, 1999


                           UNITED LEISURE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


               DELAWARE                             0-6106          13-2652243
(State or other jurisdiction of Incorporation)   (Commission    (I.R.S. Employer
                                                  File Number)    I.D. Number)

18081 Magnolia Ave., Fountain Valley, CA                              92708
(Address of Principal Executive Offices)                            (Zip Code)


                                 (714) 378-8761
                        (Registrant's Telephone Number,
                              Including Area Code)


                                      N/A
          (Former name or former address, if changed from last report)

Item 5.  Other Events.

     United Leisure Corporation (the "Company") has extended the expiration date of the Company's issued and outstanding Class A Redeemable Common Stock Purchase Warrants, CUSIP Number 910776 11 1, from 5:00 p.m. (Eastern Standard Time) on November 9, 1999, to 5:00 p.m. (Eastern Standard Time) on November 9, 2000.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     October 5, 1999                     UNITED LEISURE CORPORATION


                                    By  /s/ Brian Shuster
                                      -----------------------------------------
                                        Brian Shuster
                                        President and Chief Executive Officer